UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 2, 2017

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6300 Bee Cave Road, Building Two, Suite 500, Austin, Texas 78746

(Address of principal executive offices, including zip code)

(512) 433-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.   Other Events.

As previously announced, on April 13, 2017, Forestar Group Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Terra Firma Merger Parent, L.P., a Delaware limited partnership (“Parent”), and Terra Firma Merger Sub, L.P., a Delaware limited partnership and a wholly owned subsidiary of Parent (“Merger Sub”).  Parent and Merger Sub are affiliates of Starwood Capital Group (“Starwood”). Pursuant to the Merger Agreement, among other things, Parent will acquire the Company for $14.25 per share in an all-cash transaction in which the Company will merge with Merger Sub (the “Merger”).

This Current Report on Form 8-K contains an update regarding certain pending litigation.

On June 2, 2017, a putative class action lawsuit was filed in the United States District Court for the Western District of Texas by George Assad, a purported stockholder of Forestar, against the Company, its directors, Starwood, Parent and Merger Sub, challenging the proposed Merger. The complaint asserts a claim for violations of Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Securities and Exchange Commission Rule 14a-9 against the Company and its directors, and a claim for violations of Section 20(a) of the Exchange Act against the Company’s directors and Starwood for allegedly disseminating a materially misleading proxy statement in connection with the proposed Merger. The complaint seeks, among other things, to enjoin the consummation of the proposed Merger, rescissory damages, and costs, including attorneys’ and experts’ fees. The Company believes the lawsuit is without merit.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “will,” “expect,” “believe,” “future” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transaction between Forestar and Starwood. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the competitive ability and position of Starwood following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or at all, including that the required approval by the shareholders of Forestar may not be obtained; (2) there may be a material adverse change of Forestar or the business of Forestar may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; (5) changes in economic conditions, political conditions, changes in federal or state laws or regulation may occur; and (6) other risk factors as detailed from time to time in Forestar’s reports filed with the Securities and Exchange Commission (the “SEC”), including Forestar’s Annual Report on Form 10-K for the year ended December 31, 2016 and Forestar’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017, which are available on the SEC’s Web site (www.sec.gov). There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

Neither Forestar nor Starwood undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed merger transaction, Forestar has filed a definitive proxy statement with the SEC. The definitive proxy statement has been mailed to Forestar’s stockholders.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT FORESTAR AND THE TRANSACTION. Investors are able to obtain the definitive proxy statement, as well as other filings containing information about Forestar, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Forestar’s SEC filings in connection with the transaction, free of charge, from Forestar’s Web site (www.Forestargroup.com) under the link “Investor Relations” and then under the link “Financial and SEC Reporting” and then under the tab “SEC Filings,” or by directing a request to Forestar, Charles D. Jehl, Chief Financial Officer.

Participants in the Merger Solicitation

The directors, executive officers and employees of Forestar and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Forestar’s directors and executive officers is available in its definitive proxy statement for its 2017 annual meeting of stockholders filed with the SEC on March 28, 2017. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation is included in the definitive proxy statement.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Dated: June 6, 2017	By:	/s/ Charles D. Jehl
		Name:	Charles D. Jehl
		Title:	Chief Financial Officer